UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

FIRST AMERICAN FINANCIAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34580	26-1911571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way
Santa Ana, California		92707-5913
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 250-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	FAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2026, the stockholders of First American Financial Corporation (the “Company”) approved at the 2026 annual meeting of stockholders amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to: (i) amend Section 5.2(c) of Article V and Sections 9.1 and 9.2 of Article IX to eliminate the supermajority voting requirements requiring approval by holders of at least 66 ⅔% of the outstanding shares of common stock entitled to vote on proposals for (a) the removal of a director outside of the annual meeting process, (b) amendments to specified sections of the Certificate and (c) amendments to the Bylaws (“Bylaws”); and (ii) amend Section 5.2 of Article V to declassify the Company’s Board of Directors (the “Board”) and phase-in the annual election of directors over a three-year period starting with the next annual meeting of stockholders, such that all of the Company’s directors will be elected on an annual basis starting with the Company’s 2029 annual meeting of stockholders and to make certain non-substantive changes related thereto (together, the “Amendments”).

On May 14, 2026, the Company filed with the Secretary of State of Delaware a Certificate of Amendment that reflects the Amendments (the “Certificate of Amendment”), which was effective upon filing. Following the filing of the Certificate of Amendment, on May 14, 2026, the Company filed with the Secretary of State of Delaware a Restated Certificate of Incorporation that restated and integrated, but did not further amend, the Company’s Certificate and the Amendments into a single document, which became effective upon filing.

In connection with approving the Amendments and recommending it to the Company’s stockholders for approval, and as disclosed in the Company’s 2026 proxy statement, the Board approved amendments to the Company’s Bylaws to conform to and further implement the Amendments, contingent upon stockholder approval and implementation of the Amendments. Accordingly, the amendments to the Bylaws became effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware on May 14, 2026.

The foregoing descriptions of the Amendments, the Restated Certificate of Incorporation, and the Bylaws do not purport to be complete and are qualified in their entirety by reference to (i) the descriptions of the Amendments set forth under the headings “Item 3. Approval of Amendments to Eliminate the Supermajority Voting Requirements in the Certificate of Incorporation” and “Item 4. Approval of Amendments to the Certificate of Incorporation to Declassify the Board and Phase-In Annual Director Elections” of the Proxy; and (ii) the full text of the Certificate of Amendment, the Restated Certificate, and the Bylaws, respectively, copies of which are attached as Exhibits 3.1, 3.2, and 3.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on May 12, 2026. Results of the voting at the meeting are set forth below.

Election of Class I Directors. The names of the persons who were nominated to serve as Class I directors of the Company for a three-year term are listed below, together with a tabulation of the results of the voting at the annual meeting with respect to each nominee. All Class I director nominees were elected.

Name of Class I Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Mark E. Seaton	85,159,338.856	2,906,392.747	44,399.000	7,492,909.000
Marsha A. Spence	85,271,703.580	2,785,784.023	52,643.000	7,492,909.000
Deborah L. Wahl	79,940,218.580	8,135,179.023	34,733.000	7,492,909.000

Advisory Vote on Executive Compensation. At the meeting, the stockholders of the Company approved, on an advisory basis, the compensation of the Company’s named executive officers, with 85,778,551.207 votes for, 2,198,307.723 votes against, 133,271.673 votes abstaining and 7,492,909.000 broker non-votes.

Approval of Amendments to Eliminate the Supermajority Voting Requirements in the Amended and Restated Certificate of Incorporation. At the meeting, the stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation, with 87,670,334.621 votes for, 371,494.837 votes against, 68,301.145 votes abstaining and 7,492,909.000 broker non-votes.

Approval of Amendment to the Amended and Restated Certificate of Incorporation to Declassify the Board and Phase-In Annual Director Elections. At the meeting, the stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation, with 87,742,812.089 votes for, 171,632.865 votes against, 195,685.649 votes abstaining and 7,492,909.000 broker non-votes.

Ratification of Independent Public Accountants. At the meeting, the stockholders of the Company voted to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026, with 94,134,630.565 votes for, 908,627.038 votes against, and 559,782.000 votes abstaining.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of First American Financial Corporation
3.2	Restated Certificate of Incorporation of First American Financial Corporation
3.3	Bylaws of First American Financial Corporation, amended and restated effective as of May 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN FINANCIAL CORPORATION

Date:	May 15, 2026	By:	/s/ Lisa W. Cornehl
Name: Lisa W. Cornehl Title: Senior Vice President, Chief Legal Officer